UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2017
____________________

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

 ___________________

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

(651) 704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2017 at the 2017 annual meeting of stockholders (the “Annual Meeting”) for GlassBridge Enterprises, Inc. (the “Company” or “we”), our stockholders approved an amendment (the “Stock Plan Amendment) to the GlassBridge Enterprises, Inc. 2011 Stock Incentive Plan, as amended and restated (2016) (as amended, the “Stock Incentive Plan”). The Stock Plan Amendment (i) increased the number of shares of our common stock that may be issued pursuant to stock-based awards made under the Stock Incentive Plan by 200,000 shares to a total of 934,300 shares, (ii) revised the limit on awards made to non-employee directors under the Stock Incentive Plan so that it may be implemented on a per-director, per-year basis and so that it applies to both cash and equity compensation paid in the aggregate to a director in a given calendar year, and (iii) enabled the Stock Incentive Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation.” The effective date of the Stock Incentive Plan is June 13, 2017, which is the date that our Board of Directors (the "Board") initially approved it (subject to stockholder approval).

We have provided a description of the Stock Incentive Plan under the heading “Proposal No. 6 — Amendment of Stock Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 17, 2017 (the “Proxy Statement”). We incorporate that description herein by reference, which description we have also included as Exhibit 99.1 hereto. We qualify that description in its entirety by reference to the Stock Incentive Plan, as amended and restated to reflect the Stock Plan Amendment, set forth in Appendix B to the Proxy Statement, which we have included as Exhibit 10.1 hereto and incorporate herein by reference.

On August 28, 2017, following the Annual Meeting, the Compensation Committee (the “Committee”) of the Board adopted a non-employee director compensation policy (the “Policy”), pursuant to which, consistent with the Company’s past practice, each of the Board’s non-employee directors will generally receive an annual equity grant in the form of restricted stock with an aggregate grant date value equal to $75,000. In addition, pursuant to the Policy and consistent with the Company’s past practice, the Chairman of the Board will receive an additional annual equity grant in the form of restricted stock with an aggregate grant date value equal to $50,000. The Nominating and Governance Committee of the Board also reviewed and approved the Policy.

After consideration of a number of factors, including the recent history of the trading price of the Company’s common stock and the potential dilutive impact of equity grants given such trading price history, the Committee determined that, for purposes of the grants under the Policy with respect to the 2017 fiscal year, the $75,000 would be comprised of (i) $25,000, to be paid in cash in quarterly installments, and (ii) $50,000 in grants of restricted stock, comprised of (x) 5,556 shares with an aggregate grant date value equal to approximately $12,500, which was awarded to each non-employee director on August 28, 2017, and (y) three additional grants of restricted stock with an aggregate grant date value equal to approximately $37,500, which will be awarded to each non-employee director on each of November 28, 2017, February 28, 2018 and May 28, 2018, each of which will be granted based on the closing price of the Company’s common stock on each applicable grant date.  Each award of restricted stock will vest on August 28, 2018, subject to the applicable non-employee director’s continued service through such date.

The Committee also determined that, with respect to the 2017 fiscal year, the $50,000 annual equity grant for the Chairman of the Board would be comprised of (i) $16,667, to be paid in cash in quarterly installments, and (ii) $33,333 in grants of restricted stock, comprised of (x) 3,704 shares with an aggregate grant date value equal to approximately $8,333, which was awarded on August 28, 2017, and (y) three additional grants of restricted stock with an aggregate grant date value equal to approximately $25,000, which will be awarded on each of November 28, 2017, February 28, 2018 and May 28, 2018, each of which will be granted based on the closing price of the Company’s common stock on each applicable grant date.  Each award of restricted stock will vest on August 28, 2018, subject to the chairman’s continued service through such date.

On August 28, 2017, further to the Committee’s adoption of the Policy and the adjustments in respect of the 2017 fiscal year, the Committee granted Joseph A. De Perio, the Company’s Chairman and principal executive officer, an award of 5,556 shares of restricted stock in respect of his service as a director of the Company and an additional grant of 3,704 shares of restricted stock in respect of his service as the Company’s Chairman, which will vest on August 28, 2018 subject to his continued service as a director and Chairman, respectively.

On August 27, following the Annual Meeting, the Committee also approved an annual equity grant to each director of GlassBridge Asset Management, LLC (“GBAM”), the Company's wholly-owned subsidiary, in the form of restricted stock with an aggregate grant date value equal to $20,000, as well as an annual cash fee equal to $20,000, to be paid in quarterly installments. The $20,000 equity grant is comprised of (x) 2,222 shares of restricted stock with an aggregate grant date value equal to approximately $5,000, which was awarded to each director on August 28, 2017, and (y) three additional grants of restricted stock with an aggregate grant date value equal to approximately $15,000, which will be awarded to each director on each of November 28, 2017, February 28, 2018 and May 28, 2018, each of which will be granted based on the closing price of the Company's common stock on each applicable grant date. Each award of restricted stock will vest on August 28, 2018, subject to the applicable director's continued service through such date. The Committee approved such grants to Joseph A. De Perio as a member of the board of directors of GBAM.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 28, 2017, at the Annual Meeting, our stockholders approved the adoption of our Amended and Restated Certificate of Incorporation which (i) reduced the number of authorized shares of our preferred stock from 25,000,000 to 200,000 and incorporated other amendments previously approved by our stockholders (“Charter Proposal A”) and (ii) deleted prior Article Thirteen thereof which required the affirmative vote of the holders of not less than 80% of the outstanding shares of our common stock to approve certain business transactions with certain related persons or in which certain related persons have an interest (“Charter Proposal B”). Shortly after the Annual Meeting, the Company filed the Amended and Restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

We set forth below a summary of the final voting results for the proposals that our stockholders considered and voted on at the Annual Meeting. As of June 29, 2017, the record date for the Annual Meeting, there were 4,961,931 shares of common stock outstanding and entitled to vote at the Annual Meeting.

1.                   Election of Directors

Our stockholders approved the election of Tracy McKibben as a Class III director, with a term expiring at our 2020 Annual Meeting of Stockholders. The approval of this proposal required the affirmative vote of a majority of the votes cast with respect to such director. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Withheld	Broker Non-Votes
3,752,887	375,920	472,617

Our stockholders approved the election of Donald H. Putnam as Class III director, with a term expiring at our 2020 Annual Meeting of Stockholders. The approval of this proposal required the affirmative vote of a majority of the votes cast with respect to such director. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Withheld	Broker Non-Votes
3,741,631	387,176	472,617

2.                   Auditor Ratification

Our stockholders approved a proposal to ratify the appointment of Marcum LLP as our independent registered public account firm for fiscal year 2017. The approval of this proposal required the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions
4,371,139	226,710	3,575

3.                   Advisory Vote on Executive Compensation

Our stockholders approved a proposal to approve, on an advisory basis, the compensation of our named executive officers for 2016, as described in the Proxy Statement. The approval of this proposal required the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting either in person or by proxy. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,968,510	134,271	26,026	472,617

4.                   Executive Compensation Frequency Proposal

Our stockholders selected every year as the frequency of the advisory vote on the compensation of our named executive officers. The approval of such frequency required the highest number of votes cast by stockholders. We set forth below the results of the stockholder vote on this proposal.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,848,428	2,958	7,675	269,746	472,617

5.                   Adoption of the Amended and Restated Certificate of Incorporation

Our stockholders approved Charter Proposal A. The approval of this proposal required the affirmative vote of a majority of our common stock outstanding as of the record date. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,026,254	78,329	24,224	472,617

Our stockholders approved Charter Proposal B. The approval of this proposal required the affirmative vote of 80% of our common stock outstanding as of the record date. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,010,936	91,976	25,895	472,617

6.                   Stock Plan Amendment Proposal

Our stockholders approved the Stock Plan Amendment. The approval of this proposal required the affirmative vote of a majority of our common stock outstanding as of the record date. We set forth below the results of the stockholder vote on this proposal, which results satisfy the foregoing voting standard.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,864,016	239,992	24,799	472,617

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLASSBRIDGE ENTERPRISES, INC.

Dated: August 31, 2017	By:	/s/ Danny Zheng
	Name:	Danny Zheng
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of GlassBridge Enterprises, Inc.

10.1

GlassBridge Enterprise Inc.’s 2011 Stock Incentive Plan, as amended and restated (2017) (incorporated by reference to Appendix B to GlassBridge Entertainment Inc.’s Definitive Proxy Statement on Schedule 14A (File No. 001-14310) filed on July 17, 2017).

99.1

The section entitled “Proposal No. 6 — Amendment of Stock Incentive Plan” appearing in GlassBridge Enterprises, Inc.’s Definitive Proxy Statement on Schedule 14A (incorporated by reference to GlassBridge Enterprise Inc.’s Definitive Proxy Statement on Schedule 14A (File No. 001-14310) filed on July 17, 2017).